SECURITIES AND EXCHANGE COMMISSION.
                            WASHINGTON, D.C. 20549


                                     FORM 8-K


					    CURRENT REPORT


			Pursuant to Section 13 or 15(d) of the
			    Securities Exchange Act of 1934


		  Date of Report (Date of earliest event reported):
						June 15, 1998


					ESSEX INTERNATIONAL INC.
				     -------------------------

            (Exact name of registrant as specified in its charter)


    Delaware				 1-10211		   13-3496934
----------------------------		----------		------------------

(State or other jurisdiction		(Commission		(I.R.S. Employer
of incorporation)				File Number)	Identification No.)


                     1601 Wall Street, Fort Wayne, IN 46802
                 -----------------------------------------------
              (Address of principal executive offices)  (zip code)

                                 (219) 461-4000
              ---------------------------------------------------
             (Registrant's telephone number, including area code)

                                  Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

		Essex International Inc. (the "registrant") announced on June 15, 1998 that its Board of Directors had approved the repurchase of up to an aggregate of three million shares of its common stock. The share repurchases will be made from time to time in the open market at prevailing market prices or in negotiated transactions off the market.

		A copy of the registrant's press release is attached as an Exhibit.


Item 7.  Financial Statements and Exhibits.

	(a)  Financial Statements of Businesses Acquired:

		Not applicable.

	(b) Pro Forma Financial Information:

		Not applicable.

(c) Exhibits:

Exhibit 20.1	Press release by the registrant dated June 15, 1998

						SIGNATURE

		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, State of Indiana, on July 10, 1998.


						ESSEX INTERNATIONAL INC.


						/s/ James D. Rice
						------------------------------
						James D. Rice
						Vice President,
						Chief Accounting Officer
						(Principal Accounting Officer)

					Exhibit Index

											Sequential
											   Page
Exhibit No.			Description of Exhibit		        	  Number
----------			----------------------				----------

No. 20.1			Press release by the registrant
				  dated June 15, 1998					5

                             Essex International Inc.
                              c/o Essex Group, Inc.
                    1601 Wall Street * Fort Wayne, Indiana 46802


NEWS RELEASE                                          Contact: Tom Castaldi
SXC 698-14 	                                                 (219) 461-4389


                 ESSEX INTERNATIONAL ANNOUNCES STOCK REPURCHASE

          Fort Wayne, Ind., June 15, 1998 - Essex International (NYSE:SXC) today announced that its Board of Directors has approved the repurchase of up to an aggregate of three million shares of its Common Stock. "Based on current market prices, we believe that our stock is undervalued and represents a very attractive investment opportunity," said Steven R. Abbott, chairman, president and CEO of the company.

	The share repurchases will be made from time to time in the open market at prevailing market prices or in negotiated transactions off the market. The Company plans to use existing credit facilities to finance the repurchases.

	Essex International Inc. is a leading developer, manufacturer and marketer of diversified electrical wire and cable products. Besides building wire for commercial and residential applications, the company's products include magnet wire and electrical insulation materials for motors, transformers and electrical controls; voice and high-bandwidth data communication wire; industrial wire for applications in appliances, construction, recreational vehicles and industrial facilities; and automotive wire and specialty wiring assemblies for automobiles and trucks. The company also has international operations in Canada, the United
Kingdom and India. Essex has approximately 5,100 employees and 28 North American manufacturing facilities.

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